SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2003

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5.	Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release on July 22, 2003 announcing that the company will report second quarter 2003 financial results before the market opens on Tuesday, July 29, 2003. A copy of this press release is attached as an exhibit.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated July 22, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: July 22, 2003	By:	/s/ ADAM C. DERBYSHIRE
Adam C. Derbyshire Senior Vice President and Chief Financial Officer